KOPP FUNDS, INC.

Statement of Additional Information Supplement

To Statement of Additional Information Dated January 28, 2004

Kopp Emerging Growth Fund

The Statement of Additional Information is being supplemented to reflect a change in the Officers and Board of Directors of the Kopp Emerging Growth Fund (the “Fund”), a series of Kopp Funds, Inc.  Effective May 10, 2004, Leroy C. Kopp resigned as Chief Executive Officer and President of the Fund and John P. Flakne was appointed to serve as his replacement.  Mr. Flakne will serve as Chief Executive Officer and President until his successor is duly elected and qualified.  Mr. Kopp also resigned as a Director of the Fund and Mr. Flakne was appointed to serve as his replacement.  Mr. Flakne will serve as a Director of the Fund until his successor is duly elected and qualified.

The date of this Statement of Additional Information Supplement is May 12, 2004.  Please keep this Statement of Additional Information Supplement with your records.